EXECUTION

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT dated October 1, 2007 (this “Assignment Agreement”), is among Goldman Sachs Mortgage Company, a New York limited partnership (the “Assignor”), GS Mortgage Securities Corp., a Delaware corporation (the “Assignee”) and Residential Funding Company, LLC, a Delaware limited liability company (the “Company” or the “Servicer”).

WHEREAS, the Company sold to the Assignor, on a servicing retained basis, certain mortgage loans listed on the mortgage loan schedule attached as Schedule A hereto (the “Mortgage Loans”) pursuant to the Standard Terms and Provisions of Sale and Servicing Agreement dated as of September 29, 2005, amended by Amendment No. 1 dated as of June 26, 2006, Amendment No. 2 dated as of October 6, 2006, Amendment No. 3 dated as of December 28, 2006 and Amendment No. 4 dated as of March 15, 2007 of which that certain Regulation AB Compliance Addendum forms a part, as supplemented by the Reference Agreements each dated April 27, 2007 (collectively, the “Servicing Agreement”), by and between the Company and the Assignor;

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans, each of which Mortgage Loans is subject to the provisions of the Servicing Agreement; and

WHEREAS, pursuant to a Master Servicing and Trust Agreement dated as of October 1, 2007 (the “Trust Agreement”), among the Assignor, as depositor, Deutsche Bank National Trust Company, as trustee (the “Trustee”), Wells Fargo Bank, N.A. (“Wells Fargo”), as securities administrator and master servicer (the “Master Servicer”) and Deutsche Bank National Trust Company, as custodian (the “Custodian”), the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee’s rights in the Servicing Agreement related to the Mortgage Loans;

For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Assignment and Assumption.

a. With respect to the Mortgage Loans, the Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as Owner, in, to and under the Servicing Agreement (other than the rights of the Assignor to indemnification thereunder) and the Mortgage Loans delivered thereunder by the Company to the Assignor. The foregoing shall constitute the Assignor’s consent to the assignment of the Reference Agreements.

b. The Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Servicing Agreement.

c. The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

Notwithstanding anything to the contrary in the Servicing Agreement, in the event the Servicer is obligated to make an advance pursuant to the Servicing Agreement, the aggregate payment due shall be the minimum monthly payment due under the mortgage note, net of servicing fees.

2. Accuracy of Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 1 is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) other than as specified in the Assignment Assumption and Recognition Agreement dated as of October 1, 2007, among the Assignee, the Trustee, the Servicer and the Master Servicer, executed contemporaneously herewith, the Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement.

3. Representations and Warranties of the Assignor. The Assignor warrants and represents to, and covenants with, the Assignee that:

a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer such Mortgage Loans, which transfer is made subject to the terms and provisions of the Servicing Agreement but free from any other claims and encumbrances;

b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Servicing Agreement or the Mortgage Loans;

c. Unless noted below, the Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Servicing Agreement or the Mortgage Loans;

d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans or any interest in the Mortgage Loans from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the “Securities Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto;

e. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement;

f. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

g. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof;

h. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary partnership action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound;

i. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement;

j. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein;

k. The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required;

l. With respect to each Mortgage Loan, the representations and warranties contained in Section 2.04(b) of the Servicing Agreement, to the extent they relate to matters arising on or after the related Closing Date (as defined in the Servicing Agreement), are true and correct as of the date of this Assignment Agreement. For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 2.04(b) of the Servicing Agreement to (i) the “Cut-off Date” shall be deemed to be a reference to October 1, 2007, (ii) the “Mortgage Loan Schedule” shall be deemed to be a reference to Exhibit 1 hereto and (iii) the “Closing Date” shall be deemed to be a reference to October 29, 2007;

m. No Mortgage Loan is classified as a “high cost” mortgage loan under Section 32 of the Home Ownership and Equity Protection Act of 1994, as amended, and no Mortgage Loan is considered a “high cost” mortgage loan under any applicable federal, state or local predatory or abusive lending law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees). No Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary, Appendix E, in effect on October 1, 2007, and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

n.  With respect to any Mortgage Loan in Loan Group 1 that contains a provision permitting imposition of a penalty upon a prepayment prior to maturity: (i) the Mortgage Loan provides some benefit to the borrower in exchange for accepting such prepayment penalty; (ii) prior to the Mortgage Loan’s origination, the borrower was offered the option of obtaining a mortgage loan that did not require the payment of such a penalty; and (iii) such prepayment penalty shall not be imposed in any instance where such Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent Mortgage or due to the borrower’s default, notwithstanding that the terms of such Mortgage Loan or state or federal law might permit the imposition of such penalty;

o. With respect to each Mortgage Loan in Loan Group 1, the borrower was not encouraged or required to select a mortgage loan product offered by the Mortgage Loan’s originator which is a higher cost product designed for less creditworthy borrowers, taking into account such facts as, without limitation, the Mortgage Loan’s requirements and the borrower’s credit history, income, assets and liabilities. For a borrower who seeks financing through a Mortgage Loan originator’s higher-priced subprime lending channel, the borrower should be directed towards or offered the Mortgage Loan originator’s standard mortgage line if the borrower is able to qualify for one of the standard products;

p. The methodology used in underwriting the extension of credit for each Mortgage Loan in Loan Group 1 did not rely solely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed related objective criteria such as the borrower’s income, assets, and liabilities to the proposed mortgage payment and, based on such methodology, the Mortgage Loan’s originator made a reasonable determination that at the time of origination the borrower had the ability to make timely payments on the Mortgage Loan;

q. No borrower of a Mortgage Loan in Loan Group 1 that is secured by the borrower’s principal residence was charged points and fees in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such mortgage loan, whichever is greater. For purposes of this representation, “points and fees” (x) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges, which miscellaneous fee and charges, in total, do not exceed 0.25 percent of the loan amount;

r. No manufactured housing units underlie any Mortgage Loan in Loan Group 1;

s. None of the Mortgage Loans in Loan Group 1 are on a condominium unit that is part of a condominium development that operates as, or holds itself out to be, a condominium hotel;

t. No first lien Mortgage Loan in Loan Group 1 has an original principal balance that exceeds the applicable Freddie Mac loan limit;

u.  Each Mortgage Loan in Loan Group 1 that is a “nontraditional mortgage loan” within the meaning of the Interagency Guidance on Nontraditional Mortgage Product Risks, 71 FR 58609 (October 4, 2006), and that has a residential loan application date on or after September 13, 2007 (or, if such date cannot be determined, an origination date of October 1, 2007), complies in all respects with such guidance, including any interpretations, applications or implementation plans with respect thereto that have been communicated and/or agreed to by an institution’s regulator, regardless of whether the mortgage loan’s originator or seller is subject to such guidance; and

v. The Servicer for each Group 1 Mortgage Loan will fully furnish accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis and in accordance with the Fair Credit Reporting Act and its implementing regulations.

It is understood and agreed that the representations and warranties set forth in this Section 3 shall survive delivery of the respective Mortgage Files to the Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 below to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 3. It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 3 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 3, by the Servicer in the Servicing Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 3, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

4. Representations and Warranties of the Assignee. The Assignee warrants and represents to, and covenants with, the Assignor and the Company pursuant to Section 2.03 of the Servicing Agreement that:

a. The Assignee agrees to be bound, as Owner, by all of the terms, covenants and conditions of the Servicing Agreement and the Mortgage Loans and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor’s obligations as Owner thereunder;

b. The Assignee understands that the Mortgage Loans have not been registered under the Securities Act or the securities laws of any state. The Assignee is not acquiring the Mortgage Loans with a view to or for sale or other transfer in connection with any distribution of the Mortgage Loans in any manner that would violate the Securities Act or any applicable state securities law. The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner or taken any other action, which would constitute a distribution of the Mortgage Loans under the Securities Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans;

c. The Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986 (the “Code”)(a “Plan”) and not a Person acting, directly or indirectly, on behalf of or investing with “plan assets” of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code;

d. The Assignee shall indemnify the Company for any loss or liability incurred by the Company arising (i) from any breach of warranty, representation or covenant of the Assignee made herein that materially and adversely affects the interests of the Company or (ii) by reasons of willful misfeasance, bad faith or negligence of the Assignee in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder;

e. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement;

f. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement; and

g. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5. Recognition of Assignee. From and after the date hereof, the Company shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee. The Company acknowledges that the Mortgage Loans may become part of a REMIC and the Company shall service the Mortgage Loans in accordance with the Servicing Agreement, the terms of which are incorporated herein by reference, but in no event in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of the Assignor, the Company and the Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

6. Repurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days of the earlier of either discovery by the Assignor of such breach or the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee at the Purchase Price (as defined in the Trust Agreement). Notwithstanding the foregoing, however, if such breach is a Qualification Defect (as defined in the Trust Agreement), then such cure or repurchase must take place within 45 days of discovery of such Qualification Defect.

In the event of a repurchase of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee’s rights under the Servicing Agreement, but only insofar as the Servicing Agreement relates to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof or to take notice of any breach or default thereof.

7. Continuing Effect. Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

8. Governing Law. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, or sent by overnight courier to (a) in the case of the Company, Residential Funding Company, LLC, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: Office of the President, and Residential Funding Company, LLC, 2255 N. Ontario Street, Suite 400, Burbank, California 91504, Attention: Bond Administration Manager and/or such other address as may hereafter be furnished to the Owner in writing by the Company; (b) in the case of the Assignee, GS Mortgage Securities Corp., 85 Broad Street, New York, New York 10004, Attention:  Christina House, Tel.:  (212) 357-4778, Fax:  (212) 902-3000 and/or such other address as may hereafter be furnished by the Assignee; and (c) in the case of the Assignor, Goldman Sachs Mortgage Company, 85 Broad Street, New York, New York 10004, Attention:  Christina House, Tel.:  (212) 357-4778, Fax:  (212) 902-3000, and/or such other address as may hereafter be furnished by the Assignor.

10. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11. Capitalized words and phrases used but not otherwise defined in this Assignment Agreement shall have the respective meanings assigned to them in the Servicing Agreement.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

ASSIGNEE:
GS MORTGAGE SECURITIES CORP.

By: /s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

ASSIGNOR:
GOLDMAN SACHS MORTGAGE
COMPANY

By: Goldman Sachs Real Estate Funding
Corp., its General Partner

By: /s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

SERVICER:
RESIDENTIAL FUNDING COMPANY, LLC

By: /s/ Heather Anderson
Name: Heather Anderson
Title: Associate

SCHEDULE A

Mortgage Loan Schedule

[To be retained in a separate closing binder entitled “GSR 2007-OA2 Mortgage Loan Schedule”
at the offices of McKee Nelson LLP]

A-1

EXHIBIT 1

Servicing Agreement

1-1